Benno Dorer Promoted to Clorox CEO; Don Knauss to Continue as Chairman

OAKLAND, Calif., Sept. 18, 2014 – The board of directors of The Clorox Company (NYSE: CLX) today announced, effective Nov. 20, 2014, Donald R. Knauss will continue serving as chairman and a member of the board, in a newly created executive chairman role, and Benno Dorer will be promoted to chief executive officer and nominated to be elected to the company’s board of directors.

Knauss, 63, has served as chairman and CEO of the company since October 2006. As chairman and CEO, he has overall responsibility for directing the company’s worldwide business, which generated revenues of $5.6 billion in fiscal year 2014. Since January 2013, Dorer, 50, has served as executive vice president and chief operating officer – Cleaning, International and Corporate Strategy.

“Don has done a tremendous job leading the company through its Centennial Strategy and establishing the company’s 2020 Strategy,” said Robert W. Matschullat, who will remain lead director of the board. “I’m pleased that the board and executive management team’s dedication to succession planning allows us to appoint such a strong and capable leader as Benno Dorer to the CEO role and that it will enable a smooth transition.”

“With such a strong successor and management team, it’s a great time to turn the helm over to Benno while I continue as chairman of the board,” Knauss said. “Throughout his career, Benno has demonstrated a track record of successfully achieving results and driving change,” Knauss said. “He has the broad perspective, international experience and strong strategic skills to lead Clorox into the future. I look forward to supporting him as Clorox’s new CEO.”

“I am tremendously honored and excited to have the opportunity to run The Clorox Company,” Dorer said. “I can’t wait to start working with the executive team and leaders across the company to build on the strategy Don has led over the past eight years.”

Knauss joined Clorox following a career at The Coca-Cola Company where he last served as president and chief operating officer of Coca-Cola North America. He began his career at Coca-Cola in 1994 as senior vice president of marketing for Minute Maid. In 1996, he was promoted to senior vice president and general manager for Minute Maid's U.S. retail operations. He next served as president for Coca-Cola in Southern Africa. Before joining Coca-Cola, Knauss held various positions in marketing and sales with PepsiCo, Inc. and Procter & Gamble. Prior to launching his business career, Knauss served as an officer in the United States Marine Corps.

Dorer started his career at Procter & Gamble in 1990 where he held marketing and sales positions across a range of categories and countries. He joined Clorox in 2005 as vice president & general manager – Glad® Products. In March 2007, Dorer was named vice president – general manager, Household Division, and subsequently went on to lead the company’s Cleaning Division and Canada. In 2013, he was promoted to his current role as executive vice president and chief operating officer.

For additional biographical information and to download photos of Knauss and Dorer, go to http://investors.thecloroxcompany.com/bios.cfm

The Clorox Company

The Clorox Company is a leading multinational manufacturer and marketer of consumer and professional products with approximately 8,200 employees worldwide and fiscal year 2014 sales of $5.6 billion. Clorox markets some of the most trusted and recognized consumer brand names, including its namesake bleach and cleaning products; Pine-Sol® cleaners; Liquid Plumr® clog removers; Poett® home care products; Fresh Step® cat litter; Glad® bags, wraps and containers; Kingsford® charcoal; Hidden Valley® and KC Masterpiece® dressings and sauces; Brita® water-filtration products and Burt’s Bees® natural personal care products. The company also markets brands for professional services, including Clorox Healthcare®, HealthLink®, Aplicare® and Dispatch® infection control products for the healthcare industry. More than 80 percent of the company's brands hold the No. 1 or No. 2 market share positions in their categories. Clorox's commitment to corporate responsibility includes making a positive difference in its communities. In fiscal year 2014, The Clorox Company and The Clorox Company Foundation contributed more than $16 million in combined cash grants, product donations, cause marketing and employee volunteerism. For more information, visit TheCloroxCompany.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements involve risks and uncertainties. Except for historical information, matters discussed above, including statements about future volume, sales, costs, cost savings, earnings, cash flows, plans, objectives, expectations, growth or profitability, are forward-looking statements based on management’s estimates, assumptions and projections. Words such as “will,” “could,” “may,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations on such words, and similar expressions, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, as updated from time to time in the company’s SEC filings. These factors include, but are not limited to: expectations or plans related to changes in leadership; risks related to international operations, including risks related to political instability; government-imposed price controls or other regulations; foreign currency exchange rate controls, including periodic changes in such controls, fluctuations and devaluations; labor unrest and inflationary pressures, particularly in Venezuela as well as Argentina, and other challenging markets; risks related to the possibility of nationalization, expropriation of assets or other government action in foreign jurisdictions, particularly in Venezuela and Argentina; intense competition in the company’s markets; worldwide, regional and local economic conditions and financial market volatility; volatility and increases in commodity costs such as resin, sodium hypochlorite and agricultural commodities, and increases in energy, transportation or other costs; the ability of the company to drive sales growth, increase price and market share, grow its product categories and achieve favorable product and geographic mix; dependence on key customers and risks related to customer consolidation and ordering patterns; costs resulting from government regulations; the ability of the company to successfully manage global political, legal, tax and regulatory risks, including changes in regulatory or administrative activity; supply disruptions and other risks inherent in reliance on a limited base of suppliers; the ability of the company to implement and generate anticipated cost savings and efficiencies; the success of the company’s business strategies; the impact of product liability claims, labor claims and other legal proceedings, including in foreign jurisdictions and the company’s litigation related to its discontinued operations in Brazil; the ability of the company to develop and introduce commercially successful products; risks relating to acquisitions, new ventures and divestitures and associated costs, including the potential for asset impairment charges, including intangible assets and goodwill; risks related to reliance on information technology systems, including potential security breaches, cyber attacks or privacy breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, or service interruptions; the company’s ability to attract and retain key personnel; the company’s ability to maintain its business reputation and the reputation of its brands; environmental matters including costs associated with the remediation of past contamination and the handling and/or transportation of hazardous substances; the impact of natural disasters, terrorism and other events beyond the company’s control; the company’s ability to maximize, assert and defend its intellectual property rights; any infringement or claimed infringement by the company of third-party intellectual property rights; the effect of the company’s indebtedness and credit rating on its operations and financial results; the company’s ability to maintain an effective system of internal controls; uncertainties relating to tax positions, tax disputes and changes in the company’s tax rate; the accuracy of the company’s estimates and assumptions on which its financial statement projections are based; the company’s ability to pay and declare dividends or repurchase its stock in the future; and the impacts of potential stockholder activism.

The company’s forward-looking statements in this press release are based on management’s current views and assumptions regarding future events and speak only as of their dates. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Media Relations

Kathryn Caulfield (510) 271-7209, kathryn.caulfield@clorox.com

Investor Relations

Steve Austenfeld (510) 271-2270, steve.austenfeld@clorox.com

Geoff Joly (510) 271-7412, geoff.joly@clorox.com;